Fees Summary	Dec. 05, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	107,366.43
Total Transaction Valuation	777,454,202.80
Total Offset Amount	107,366.43
Net Fee	$ 0.00